Exhibit 10.28

[●], 2016

Deere & Company

Law Department

One John Deere Place

Moline, IL 61265

Attention: General Counsel

Ladies and Gentlemen:

Reference is made to the Consulting Agreement, dated as of December 23, 2013 (the “Deere Consulting Agreement”), by and among SiteOne Landscape Supply, Inc. (formerly known as CD&R Landscapes Parent, Inc.), a Delaware corporation (the “Company”), SiteOne Landscape Supply Midco, Inc. (formerly known as CD&R Landscapes Midco, Inc.), a Delaware corporation (“Midco”), SiteOne Landscape Supply Bidco, Inc. (formerly known as CD&R Landscapes Bidco, Inc.), a Delaware corporation (“Bidco”), SiteOne Landscape Supply Holding, LLC (formerly known as JDA Holding LLC), a Delaware limited liability company (“Landscape Holding”), SiteOne Landscape Supply, LLC (formerly known as John Deere Landscapes LLC), a Delaware limited liability company (“OpCo” and together with the Company, Midco, Bidco and Landscape Holding, the “Company Group”) and Deere & Company, a Delaware corporation (“Deere Investor”). The Deere Consulting Agreement sets forth, among other things, the fees to be paid, or caused to be paid, to Deere Investor by the Company for Consulting Services to be performed by Deere Investor thereunder. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Deere Consulting Agreement.

Upon the terms and conditions of this letter agreement, the parties hereby agree to terminate the Deere Consulting Agreement in connection with the Company’s initial public offering of shares of its common stock pursuant to the Company’s Registration Statement on Form S-1 (Registration No. 333-206444) (the “IPO”). In connection with and as consideration for such termination, the Company Group, jointly and severally, agrees to pay a fee of $2,630,000 to Deere Investor (the “Deere Termination Fee”) on the closing date of the Company’s IPO. Upon the payment of the Deere Termination Fee, the Deere Consulting Agreement will terminate, provided that Section 3 thereof shall survive solely as to any portion of any Consulting Fee or Expenses accrued, but not paid or reimbursed, prior to such termination. The termination of the Deere Consulting Agreement shall not affect the Deere Indemnification Agreement which shall survive such termination.

This letter agreement may be executed in any number of counterparts, with each executed counterpart constituting an original, but all together one and the same instrument. This letter agreement sets forth the entire understanding and agreement among the parties with respect to the transactions contemplated herein and supersedes and replaces any prior understanding, agreement or statement of intent, in each case written or oral, of any kind and every nature with respect hereto. This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be performed within that state, without regard to principles of conflict of laws to the extent that such principles would require or permit the application of the laws of another jurisdiction.

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If the foregoing is in accordance with your understanding and agreement, please sign and return this letter agreement, whereupon this letter agreement shall constitute a binding agreement with respect to the matters set forth herein.

Sincerely,

SITEONE LANDSCAPE SUPPLY, INC.

By:
Name:
Title:

SITEONE LANDSCAPE SUPPLY MIDCO, INC.

By:
Name:
Title:

SITEONE LANDSCAPE SUPPLY BIDCO, INC.

By:
Name:
Title:

SITEONE LANDSCAPE SUPPLY HOLDING, LLC

By:
Name:
Title:

[Signature Page to Termination Agreement re: Deere Consulting Agreement]

SITEONE LANDSCAPE SUPPLY, LLC

By:
Name:
Title:

Acknowledged and agreed as of the date first above written:

DEERE & COMPANY

By:
Name:
Title:

[Signature Page to Termination Agreement re: Deere Consulting Agreement]